Janus Henderson Mortgage-Backed Securities ETF

Ticker: JMBS
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Summary Prospectus dated February 27, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

INVESTMENT OBJECTIVE

Janus Henderson Mortgage-Backed Securities ETF seeks a high level of total return consisting of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.21%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing mainly in mortgage-related instruments. Under normal circumstances, the Fund will invest at least 80%, and often times substantially all, of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related fixed income instruments of varying maturities. Mortgage-related fixed income instruments include residential and commercial mortgage-backed securities (“MBS”), collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, credit risk transfer securities (“CRTs”),

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and other securities representing an interest in or secured by or related to mortgages, including asset-backed securities and securities issued by other exchange-traded funds (“ETFs”) that invest principally in MBS. Under normal circumstances, the Fund will invest predominantly in mortgage-related securities issued by the U.S. government and its agencies, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest up to 20% of its net assets in non-agency residential and commercial MBS, and other non-agency mortgage-related and asset-backed securities. The Fund will typically enter into “to be announced” or “TBA” commitments when purchasing MBS, which allows the Fund to agree to pay for certain yet-to-be issued securities at a future date and which may have a leveraging effect on the Fund. Similar to its use of leverage with respect to TBAs, the Fund may enter into reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in mortgage-related instruments or other fixed-income securities. In addition to its investments in mortgage-backed and mortgage-related securities, the Fund will from time to time also invest in certain other fixed-income securities and/or hold cash and cash-equivalents (such as U.S. treasuries). The Fund will invest primarily in securities rated investment grade (that is, securities rated Baa3/BBB- or higher, or if unrated, determined to be of comparable credit quality by the Adviser). The Fund may also invest in lower-rated, higher-yielding securities, including securities rated below investment grade (sometimes referred to as “junk” bonds), when the Adviser believes that the increased risk of such lower rated securities is justified by the potential for increased return. The Fund invests only in U.S. dollar denominated securities. The Fund may invest its uninvested cash in affiliated or non-affiliated money market funds or unregistered cash management pooled investment vehicles that operate as money market funds. The Fund also invests in securities that have contractual restrictions that prohibit or limit their resale, which may include Rule 144A securities.

As a general indication of the Fund’s targeted risk/return profile, the Fund’s portfolio management will seek to select mortgage-related instruments that can over time provide a return of 0.50% (net of fees) above the Bloomberg US MBS Index Total Return Value Unhedged USD (“Bloomberg US MBS Index” or the “Index”), while generally maintaining an investment return with substantial correlation to the Index. There can be no assurance that the Fund will achieve this targeted risk/return.

Additionally, the Fund may invest in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying reference asset, such as fixed-income securities, interest rates, or market indices. In particular, the Fund may use swaps, futures, forward contracts and options. The Fund may use derivatives for various investment purposes including to manage or hedge portfolio risk, including interest rate risk, to enhance returns, or to manage duration. The Fund’s exposure to derivatives will vary. The Fund may also enter into short positions for hedging purposes.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, portfolio management applies a “bottom up” approach in choosing investments. This means that portfolio management looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Portfolio management additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall target risk allocations and volatility. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments when, in the opinion of the Adviser, they have reached their profit or price target, or as the result of changing market conditions.

The Fund is “actively managed” and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-

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backed securities are subject to both extension risk and prepayment risk. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Non-Agency Mortgage-Related Securities Risk. Non-agency mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Non-agency mortgage-related securities are not traded on an exchange. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

TBA Commitments Risk. The Fund will typically enter into “to be announced” or “TBA” commitments for mortgage-backed securities and, at times, the portion of the Fund’s portfolio allocated to TBA securities may be significant. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the Fund’s portfolio turnover rate and are not included in the portfolio turnover rate calculation.

Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed and floating rate general obligations that are commonly issued by a government sponsored enterprise. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors who hold CRTs. Additional risks associated with investments in CRTs may include credit, prepayment, extension, interest rate, and market risk.

Asset-Backed Securities Risk. Asset-backed securities may be adversely affected by changes in interest rates, underperformance of the underlying assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment, and extension risk in an increasing interest rate environment.

Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:

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Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

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Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

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Valuation risk, which is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

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Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.

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Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s use of derivatives instruments could reduce the Fund’s performance, increase its volatility, and cause the Fund to lose more than the initial amount invested.

In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund’s performance. Moreover, although the value of a derivative instrument is based on an underlying reference asset or index, a derivative instrument typically does not carry the same rights as would be the case if the Fund invested directly in an underlying reference asset.

Counterparty Risk. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the entity that issued the bond, which may adversely affect their value.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A under the Securities Act of 1933 (the “Securities Act”) and other securities exempt from certain registration requirements, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.

Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

Leverage Risk. The risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on the Fund.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price

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on an agreed upon future date. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase agreement proceeds may also have a leveraging effect on the Fund’s holdings. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

ETF Risks. The Fund is an ETF, and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the net asset value (“NAV”) and possibly face delisting from the NYSE Arca, Inc. (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

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Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

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Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

Annual Total Returns (calendar year-end)

Best Quarter:	4th Quarter 2023	7.72%	Worst Quarter:	3rd Quarter 2022	-5.43%

Average Annual Total Returns (periods ended 12/31/25)

	1 Year	5 Years	Since Inception (9/12/18)

Return Before Taxes	8.67%	0.57%	2.38%
Return After Taxes on Distributions	6.44%	-0.95%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.09%	-0.24%	1.18%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.10%
Bloomberg U.S. Mortgage Backed Securities Index(2) (reflects no deductions for fees, expenses or taxes)	8.58%	0.15%	1.73%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: Nick Childs, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in September 2018. John Kerschner, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in September 2018. Thomas Polus, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since May 2025.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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